EIGHTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Eighth Amendment to Amended and Restated Credit Agreement (this “Amendment”) is dated as of September 29, 2006 (the “Amendment Closing Date”) and entered into by and among Bank of America, N.A., as lender (the “Lender”), with offices at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, and Meade Instruments Corp., a Delaware corporation, Simmons Outdoor Corp., a Delaware corporation, and Coronado Instruments, Inc., a California corporation (such entities being referred to hereinafter each individually as a “Borrower” and collectively, the “Borrowers”).

WHEREAS, the Lender and the Borrowers have entered into that certain Amended and Restated Credit Agreement dated as of October 25, 2002 (as amended, restated or modified from time to time, the “Agreement”); and

WHEREAS, in order to avoid any default related to the filing of the Borrowers’ annual and quarterly reports as set forth in the Agreement, the Borrowers have requested that the Lender amend the Agreement in certain respects and the Lender has agreed to such amendments pursuant to the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II

Amendments

Section 2.01. Amendment of Section 5.2(a). Solely with respect to the Fiscal Year of the Borrower ending February 28, 2006, the ninety (90) day period set forth in Section 5.2(a) of the Agreement that was previously amended, is now amended to read two hundred forty-five (245) days which, for avoidance of doubt, is October 31, 2006. Section 5.2(a) shall remain unchanged with respect to all other Fiscal Years of the Borrower ending thereafter.

Section 2.02. Amendment of Section 5.2(b). Solely with respect to the fiscal quarter of the Borrower ending May 31, 2006 and the fiscal quarter of the Borrower ending August 31, 2006, the text “forty-five (45) days after the end of each fiscal quarter” set forth in Section 5.2(b) of the Agreement that was previously amended, is now amended to read “the earlier to occur of October 31, 2006 or five (5) days after the delivery of the 10K for the Fiscal Year ending February 28, 2006”. Section 5.2(b) shall remain unchanged with respect to all other fiscal quarters of the Borrower ending thereafter.

ARTICLE III

Section 3.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i) The representations and warranties contained herein and in the Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(ii) The Borrowers shall have delivered to the Lender an executed original copy of this Amendment;

(iii) The Borrowers shall have delivered to the Lender executed original copies of each of the Consents and Reaffirmations attached to this Amendment;

(iv) No Default or Event of Default shall have occurred and be continuing; and

(v) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Lender in its sole and absolute discretion.

ARTICLE IV

Section 4.01. Acknowledgment. Each Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Borrower with all of the provisions of this Amendment, (i) are within its powers and purposes, (ii) have been duly authorized or approved by such Borrower, and (iii) when executed and delivered by or on behalf of such Borrower, will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. Each Borrower reaffirms its obligation to pay all amounts due the Lender under the Loan Documents in accordance with the terms thereof, as modified hereby.

Section 4.02. Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. Any lien and/or security interest granted to the Lender in the Collateral set forth in the Agreement or any other Loan Document is and shall remain unchanged and in full force and effect and the Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations thereunder, as modified hereby, and the Borrowers’ obligations hereunder.

Section 4.03. Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the Borrowers, the Lender, and their respective successors and assigns.

Section 4.04. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. A facsimile signature shall be deemed effective as an original.

Section 4.05. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.06. Expenses of the Lender. The Borrowers agree to pay on demand (i) all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender’s legal counsel and the allocated cost of staff counsel and (ii) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the reasonable costs and fees of the Lender’s legal counsel, the allocated cost of staff counsel, and the costs and fees associated with any environmental due diligence conducted in relation hereto.

Section 4.07. Total Agreement. This Amendment, the Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

Section 4.08. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, EACH OF THE BORROWERS AND THE LENDER IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. Without limiting the applicability of any other provision of the Credit Agreement, the terms of Section 12.3 of the Agreement shall apply to this Amendment.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

“BORROWERS”:

MEADE INSTRUMENTS CORP.

By: /s/ Brent W. Christensen
Name: Brent W. Christensen
Title: Senior Vice President and CFO

SIMMONS OUTDOOR CORP.

By: /s/ Brent W. Christensen
Name: Brent W. Christensen
Title: Senior Vice President and CFO

CORONADO INSTRUMENTS, INC.

By: /s/ Brent W. Christensen
Name: Brent W. Christensen
Title: Senior Vice President and CFO

“LENDER”:

BANK OF AMERICA, N.A.

By: /s/ Todd R. Eggertsen
Name: Todd R. Eggertsen
Title: Vice President

CONSENTS AND REAFFIRMATIONS

Each of MEADE INSTRUMENTS EUROPE CORP., a California corporation, and MEADE INSTRUMENTS HOLDINGS CORP., a California corporation, hereby acknowledges the execution of, and consent to, the terms and conditions of that Eighth Amendment to Amended and Restated Credit Agreement dated as of September 29, 2006, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (“Creditor”), and reaffirms its obligations under (a) that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001, made by the undersigned in favor of the Creditor, and (b) that certain Security Agreement (the “Security Agreement”) dated as of September, 2001, by and between the undersigned and the Creditor. Each of the undersigned acknowledges and agrees that each of the Guaranty and the Security Agreement remain in full force and effect and are hereby ratified and confirmed.

Dated as of September 29, 2006.

MEADE INSTRUMENTS EUROPE CORP., a California corporation

By: /s/ Brent W. Christensen
Name: Brent W. Christensen
Title: Senior Vice President and CFO

MEADE INSTRUMENTS HOLDINGS CORP., a California corporation

By: /s/ Brent W. Christensen
Name: Brent W. Christensen
Title: Senior Vice President and CFO

CONSENTS AND REAFFIRMATIONS

Each of MTSC HOLDINGS, INC., a California corporation (“MTSC”), MC HOLDINGS, INC., a California corporation (“MC HOLDINGS”), and MEADE CORONADO HOLDINGS CORP., a California corporation (“MCHC”), hereby acknowledges the execution of, and consents to, the terms and conditions of that Eighth Amendment to Amended and Restated Credit Agreement dated as of September 29, 2006, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (“Creditor”), and reaffirms its obligations under that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001 executed in favor of the Creditor and joined by each of the undersigned pursuant to an Instrument of Joinder, dated as of (i) October 25, 2002 with respect to MTSC and MC HOLDINGS, and (ii) December 1, 2004 with respect to MCHC (respectively, the “Instrument”). Each of the undersigned acknowledges and agrees that each of the Guaranty and Instrument remain in full force and effect and are hereby ratified and confirmed.

Dated as of September 29, 2006.

MTSC HOLDINGS, INC., a California corporation,

By: /s/ Brent W. Christensen
Name: Brent W. Christensen
Title: Senior Vice President and CFO

MC HOLDINGS, INC., a California corporation

By: /s/ Brent W. Christensen
Name: Brent W. Christensen
Title: Senior Vice President and CFO

MEADE CORONADO HOLDINGS CORP., a California corporation

By: /s/ Brent W. Christensen
Name: Brent W. Christensen
Title: Senior Vice President and CFO